SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Diamond Hill Funds
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DIAMOND HILL FUNDS
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held November 7, 2005
      A Special Meeting of Shareholders of Diamond Hill Funds (the “Trust”), consisting of Diamond Hill Small Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill Focus Long-Short Fund, Diamond Hill Bank & Financial Fund and Diamond Hill Strategic Income Fund (each a “Fund” and collectively, the “Funds”), will be held at our principal executive offices located at 375 North Front Street, Suite 300, Columbus, Ohio 43215, on Monday, November 7, 2005, at 10:00 a.m., local time (the “Special Meeting”), for the following purposes:

1.	ALL FUNDS: To elect three members to our Board of Trustees, each to hold office until the earlier of (i) his or her respective successors are elected and qualified or (ii) the death, resignation, retirement, incapacity or removal of such Trustee;

2.	ALL FUNDS: To approve a single Diamond Hill Funds Management Agreement (the “New Management Agreement”), which is the Trust’s investment advisory agreement, for the purposes of (i) combining into one agreement the five current Management Agreements between the Trust and Diamond Hill Capital Management, Inc. for each of the Funds and (ii) clarifying existing language to assure that no provision of the New Management Agreement shall be construed to prevent the Trust from paying all or a portion of the compensation and expenses of the Trust’s Chief Compliance Officer; and

3.	ALL FUNDS: To transact such other business as may properly come before the meeting or any adjournment thereof.
      The Board of Trustees has fixed the close of business on September 19, 2005 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Special Meeting.
      All shareholders are invited to attend the Special Meeting in person. However, even if you expect to be present at the Special Meeting, we ask that you vote promptly by mail, telephone or the internet by following the instructions on the enclosed proxy card. Shareholders attending the Special Meeting in person may vote in person even if they have previously returned the proxy card or voted via telephone or the internet.

By Order of the Board of Trustees

Gary R. Young
Secretary
Columbus, Ohio
September 28, 2005

PROXY STATEMENT TABLE OF CONTENTS

-i-

DIAMOND HILL FUNDS
PROXY STATEMENT
GENERAL
      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Diamond Hill Funds for use at the Special Meeting of Shareholders to be held at our principal executive offices located at 375 North Front Street, Suite 300, Columbus, Ohio 43215, on Monday, November 7, 2005, at 10:00 a.m., local time, and at any adjournment or postponement thereof.
      This Proxy Statement is furnished to the shareholders of the Trust. The Trust currently offers five series of shares: Diamond Hill Small Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill Focus Long-Short Fund, Diamond Hill Bank & Financial Fund and Diamond Hill Strategic Income Fund (each a “Fund” and collectively, the “Funds”).
      The approximate date on which this Proxy Statement and the accompanying form of proxy are first being sent or given to shareholders is September 28, 2005.
PROXIES AND VOTING
      The close of business on September 19, 2005 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. On the record date the outstanding shares of the Trust were as follows:

Fund	Shares Outstanding (All Classes)

Diamond Hill Small Cap Fund	8,506,418.944
Diamond Hill Large Cap Fund	3,283,702.318
Diamond Hill Focus Long-Short Fund	12,312,836.542
Diamond Hill Bank & Financial Fund	1,167,387.892
Diamond Hill Strategic Income Fund	6,328,206.202
Total	31,598,551.898
      Shareholders are entitled to one vote for each full share owned on the record date and a fractional vote equal to the fraction of any one share so owned.
      The presence in person or by proxy at the Special Meeting of the owners of a majority of the shares of the Trust entitled to vote is required for a quorum, provided that as to Proposal 2 a majority of the shares of each series or Fund shall be a necessary quorum for such Fund to consider Proposal 2. If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.
      With respect to Proposal 1, Trustees may be elected by a vote of the holders of a plurality of the shares of the Trust voted, in person or by proxy, at the Special Meeting. With respect to Proposal 2, approval requires the affirmative vote of a “majority” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the outstanding shares of each series or Fund, voting as separate series or Fund, entitled to vote at the Special Meeting. As defined in the 1940 Act, a majority of the outstanding shares means the vote of (1) 67% or more of the voting shares of each Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares of each Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of each Fund, whichever is less.
      Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against Proposal 2, because the required vote is a percentage of the shares present or outstanding. With respect to Proposal 1, however, abstentions and broker non-votes will have no effect on the outcome because the required vote is a plurality of voted shares for Proposal 1.
      A shareholder receiving this Proxy Statement may hold shares in one or more of the Funds. A proxy card with respect to each Fund of which a shareholder owns shares accompanies this Proxy Statement. A shareholder may execute proxies or vote at the Special Meeting with respect to all shares owned in each of the Funds.
      All shares represented by properly executed proxies will be voted at the Special Meeting in accordance with the choices indicated on the proxy. If no choices are indicated on a proxy, the shares represented by that proxy will be voted FOR Proposal 1 and FOR Proposal 2 and in the manner recommended by the holder of the proxy on any other matters that may come before the Special Meeting.

      Any proxy may be revoked at any time prior to its exercise by delivering to the Secretary of the Trust a subsequently dated and duly executed proxy or by giving notice of revocation to the Secretary of the Trust in writing or by attending the Special Meeting and voting in person. A shareholder’s presence at the Special Meeting does not by itself revoke the proxy.
INVESTMENT ADVISER, UNDERWRITER AND ADMINISTRATOR
      Diamond Hill Capital Management, Inc., 375 North Front Street, Suite 300, Columbus, Ohio 43215 (the “Adviser”), is the investment adviser for each of the Funds. The Adviser is a wholly owned subsidiary of Diamond Hill Investment Group, Inc., a publicly held company.
      IFS Fund Distributors, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, is the Trust’s principal underwriter and exclusive agent for distribution of the Funds’ shares (the “Distributor”).
      The Adviser also serves as the Trust’s administrator and Integrated Fund Services, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, an affiliate of the Distributor, acts as the Trust’s sub-administrator.
ANNUAL REPORT
      Copies of the Trust’s annual report and semi-annual report are available upon request and may be obtained without charge by directing a request to Diamond Hill Funds, 375 North Front Street, Suite 300, Columbus, Ohio 43215, telephone number (888) 226-5595, or by visiting www.diamond-hill.com.

PROPOSAL 1: ELECTION OF TRUSTEES
      In accordance with the Trust’s Amended and Restated Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), the number of trustees is currently fixed at three. The Nominating and Administration Committee of the Trust’s Board of Trustees (the “NAC”), currently comprised of the three current trustees, none of whom is an “interested person” of the Trust or the Adviser as defined in the 1940 Act (together, “Disinterested Trustees”), has selected and nominated the three individuals identified below for election to the Board. The NAC considered recommendations for trustee nominees from several sources, including the current Board and from the Trust’s management. The nominees set forth below were recommended by the Trust’s management. Each of the Trustees elected will hold office until the earlier of (1) the election and qualification of his or her successor or (2) his or her death, resignation, retirement, incapacity or removal. Unless you give contrary instructions in the form of proxy, your proxy will be voted for the election of the three nominees. Each of the nominees has indicated a willingness to serve if elected. If a nominee should withdraw or otherwise become unavailable for election due to events not now known or anticipated, unless the Board reduces the number of trusteeships or you have withheld authority as to the election of the Trustees, your proxies will be voted for such other nominee or nominees as the Board may recommend.

      Mr. Skestos currently is a Trustee of the Trust. Mr. Line and Ms. Kessler are not currently Trustees of the Trust. Information concerning each of the nominees is provided in the tables below.
Information Regarding Trustee Nominees
Disinterested Trustees

				Number of
		Term of		Portfolios in
		Office		Fund	Other
	Positions	and		Complex	Directorships
	Held	Length		Overseen by	Held by
	with	of Time		Trustee or	Trustee or
Name, Address and Age	Trust	Served(1)	Principal Occupations During Past 5 Years	Nominee(2)	Nominee

Elizabeth P. Kessler 4633 Yountz Drive New Albany, OH 43504 37	None	NA	Attorney – Jones Day	5	None
Thomas E. Line 1904 Guilford Road Columbus, OH 43221 38	None	NA	Vice President and Treasurer, Red Capital Group (mortgage and investment banking subsidiary of National City Bank), September 2004 to present; President, Focused Financial Consulting, Inc. (financial consulting), March 2002 to September 2004; Chief Operating Officer, Meeder Financial, Inc. (parent of investment adviser and mutual fund servicing companies), June 1998 to March 2002	5	None
George A. Skestos 933 City Park Avenue Columbus, OH 43206 36	Trustee	August 2000	Managing Member, Arcadia Holdings, LLC (private investment banking firm), May 2001 until present; President, Homewood Corporation (real estate development firm), January 2000 to present	5	None

(1)	Each Trustee holds office for an indefinite term until the earlier of (i) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified or (ii) his or her death, resignation, retirement, incapacity or removal in accordance with the Declaration of Trust.

(2)	A fund complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

     The following tables provide information concerning the dollar range of equity securities beneficially owned by each nominee for election as a Trustee. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.
Disinterested Trustees

Aggregate Dollar Range
of Equity Securities in
All Funds Overseen or to
		Dollar Range of	be Overseen by Trustee
		Equity Securities	or Nominee in Family of
Name	Name of Fund	in the Trust(1)	Investment Companies(1)

Elizabeth P. Kessler	Small Cap Fund	$1-$10,000	$1-$10,000
Thomas E. Line	Focus Long-Short Fund	$10,000-$50,000	$10,000-$50,000
	Small Cap Fund	$10,000-$50,000
George A. Skestos	Focus Long-Short Fund	$1-$10,000	$1-$10,000

(1)	Securities are valued as of September 19, 2005.
Compensation
      The tables below set forth the compensation actually received from the Trust for the fiscal year ended December 31, 2004, by (i) the Trust’s Trustees, and (ii) the nominees for election as Trustees.

Total
		Pension or		Compensation from
	Aggregate	Retirement Benefits	Estimated	Trust and Fund
	Compensation	Accrued as Part of	Annual Benefits	Complex Paid to
Name	from Trust	Trust Expenses	Upon Retirement	Trustees(1)

Current Trustees:
John M. Bobb	$5,000	None	None	$5,000
Archie M. Griffin	$5,000	None	None	$5,000
George A. Skestos	$5,000	None	None	$5,000
Nominees:
Elizabeth P. Kessler	None	None	None	None
Thomas E. Line	None	None	None	None
George A. Skestos	see above	see above	see above	see above

(1)	A fund complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
      Trustees are also reimbursed for their reasonable expenses incurred in attending meetings. No such reimbursement was paid during the fiscal year ended December 31, 2004.

Executive Officers of the Trust

Term of Office
Name, Address	Positions Held	and Length of	Principal Occupations
and Age	with Trust	Time Served(1)	During Past 5 Years

James F. Laird, Jr. 375 North Front Street Suite 300 Columbus, Ohio 43215 48	President	Since December 2001	Chief Financial Officer of Diamond Hill Investment Group, Inc. since December 2001; Vice President-Corporate Strategy with Nationwide Insurance from January 2001 to July 2001; Senior Vice President-Product Development with Villanova Capital from February 1999 through December 2000; Vice President and General Manager with Nationwide Advisory Services from January 1995 through February 1999 and Treasurer with Nationwide Mutual Funds from January 1995 through December 2000.

Gary R. Young 375 North Front Street Suite 300 Columbus, Ohio 43215 36	Treasurer and Secretary Chief Compliance Officer	Since May 2004 Since September 2004	Controller of Diamond Hill Investment Group, Inc. since April 2004; Director of Mutual Fund Administration with Banc One Investment Advisors from October 1998 through April 2004; Vice President and Manager of Mutual Fund Accounting and Financial Reporting with First Chicago NBD from January 1996 through October 1998.

(1)	Each officer holds office until the earlier of (i) the time at which a successor is chosen and qualified or (ii) his or her death, resignation, disqualification or removal in accordance with the Trust’s By-laws.
Board Meetings
      The Board has four regularly scheduled meetings each year and additional meetings are scheduled as needed. During the fiscal year ended December 31, 2004, the Board met five times. Each current Trustee attended at least 75% of the aggregate of the meetings of the Board and the meetings of the committees of the Board on which he served.

Board Committees and Committee Meetings
      Audit Committee. The Board has established an Audit Committee. The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and to act as a liaison between the Trust’s independent auditors and the full Board. The Audit Committee held two regularly scheduled meetings during the fiscal year ended December 31, 2004. The current members of the Audit Committee are John M. Bobb, George A. Skestos and Archie M. Griffin. If all of the nominees for Trustees are elected at the Special Meeting, it is anticipated that such nominees will be appointed to the Audit Committee.
      Nominating and Administration Committee. The Board has established a Nominating and Administration Committee (the “NAC”). The NAC’s function is to make nominations for membership on all committees and review committee assignments at least annually and make nominations for Trustees who are not “interested persons” of the Trust or the Adviser, as defined in the 1940 Act. The NAC also reviews as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The NAC makes recommendations for any such action to the full Board. The NAC also reviews periodically Board governance procedures and recommends any appropriate changes. The NAC held one regularly scheduled meeting during the fiscal year ended December 31, 2004. The current members of the NAC are John M. Bobb, George A. Skestos and Archie M. Griffin. The NAC has adopted a written charter that can be found on the Trust’s website at www.diamond-hill.com.
      The NAC evaluates each candidate’s professional background and work experience, professional competencies, time availability, and commitment. Among the core professional competencies and abilities that the NAC considers relevant in making the NAC’s recommendations on Board membership are a person’s: (a) personal integrity; (b) ability to act independently of the Trust’s investment adviser and other affiliates; (c) business judgment; (d) investment background; (e) accounting/finance background; (f) work ethic; (g) recent experience on corporate or other institutional oversight bodies having similar responsibilities; and (h) availability. In addition, the NAC takes into account the candidate’s participation in community, charitable or other similar activities, diversity, business experience, and the ability of the candidate to serve on the Board for a reasonable amount of time.
      When the Board has or expects to have a vacancy, the NAC receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election or appointment as Trustees, including any recommenda-

tions by shareholders. The individuals recommended by shareholders are evaluated based upon the same criteria described above. To date, the NAC has been able to identify from its own resources an ample number of qualified candidates. In addition, to date the Trustees have not received any recommendations for nominees from shareholders.
      Pursuant to the Trust’s “Policy Regarding Shareholder Submissions of Trustee Candidates,” in the event there is a vacancy or an anticipated vacancy in the future, the NAC will review shareholders’ recommendations to fill vacancies on the Board if these recommendations are submitted in writing, signed by the shareholder, and addressed to the Secretary of the Trust, at the Trust’s offices: 375 North Front Street, Suite 300, Columbus, Ohio 43215.
      Shareholder recommendations must contain the following information: (a) the name and address of the shareholder and, if applicable, the name of the broker or dealer in whose name the shares are registered, (b) the number of shares owned, (c) the name of the Fund or Funds in which shares are owned, (d) whether the proposed candidate(s) consent(s) to being identified in any proxy statement utilized in connection with the election of Trustees; (e) the name and background of the candidate(s); and (f) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.
Communications with the Board
      The Trust’s Board believes that it is important for shareholders to have a process to send communications to the Board. Accordingly, pursuant to the Trust’s “Policy Regarding General Shareholder Communications to the Board of Trustees of the Trust,” a shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund or Funds in which the shareholder owns shares; and (d) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: Secretary, Diamond Hill Funds, 375 North Front Street, Suite 300, Columbus, Ohio 43215.
      The Secretary of the Trust is responsible for collecting, reviewing, and organizing all properly-submitted shareholder communications. With respect to each properly-submitted shareholder communication, the Secretary, in most instances, either will: (i) provide a copy of the communication to the appropriate Committee of the Board or to the full Board, at the Committee’s or Board’s next regularly-scheduled meeting; or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the appropriate Committee of the Board or to the full Board promptly after receipt.

      The Secretary, in good faith, may determine that a shareholder communication should not be provided to the appropriate Committee of the Board or to the full Board because the communication: (i) does not reasonably relate to the Trust or the Trust’s operations, management, activities, policies, service providers, Board of Trustees, or one of the Committees of the Board, officers, or shareholders, or other matters relating to an investment in the Trust; or (ii) is ministerial in nature (such as a request for Trust literature, share data, or financial information.)
Director Attendance at Special Meeting of Shareholders
      The Board of Trustees has adopted a policy of not requiring Trustees to attend any shareholder meetings.
Security Ownership of Trustees, Trustee Nominees and Executive Officers
      As of September 19, 2005, executive officers, Trustees and Trustee nominees of the Trust as a group owned less than 1% of the outstanding shares of the Trust or any of its Funds.
Security Ownership of Certain Beneficial Owners
      The following table sets forth, as of September 19, 2005 (unless otherwise indicated), the beneficial ownership of shares of the Trust held by each shareholder known to management of the Trust to own more than 5% of any class of the outstanding shares of the Trust or any Funds. Unless otherwise indicated, the Trust believes that the beneficial owner set forth in the table has sole voting and investment power. A shareholder that beneficially owns more than 25% of the outstanding shares of the Trust, any Fund or any class of shares within a Fund is presumed to “control” the Trust, the Fund or such class of shares, respectively, as defined in the 1940 Act and such control may affect the voting rights of the other shareholders.
Diamond Hill Small Cap Fund – Class I

	Number of Shares	Percentage of
Name and Address of Owner	Beneficially Owned	Fund Class

National City Bank Trustee FBO Brennan Holdings LLC PO Box 94984 Cleveland, OH 44101	91,365	17.85%
National City Bank Trustee FBO City of Madison Heights Policemen & Fireman Pension Fund PO Box 94984 Cleveland, OH 44101	91,186	17.81%

	Number of Shares	Percentage of
Name and Address of Owner	Beneficially Owned	Fund Class

Amvescap National Trust Company FBO Sonic Automotive Inc 401K Plan PO Box 105779 Atlanta, GA 30348	85,563	16.72%
Diamond Hill Large Cap Fund – Class I

	Number of Shares	Percentage of
Name and Address of Owner	Beneficially Owned	Fund Class

Pearl Aggressive Growth Fund 2610 Park Avenue PO Box 209 Muscatine, IA 52761	85,605	26.56%
Diamond Hill Focus Long-Short Fund – Class I

	Number of Shares	Percentage of
Name and Address of Owner	Beneficially Owned	Fund Class

National Financial Services Corporation FBO John D Pezold PO Box 4252 Columbus, GA 31904	233,974	9.23%
National Financial Services Corporation FBO Henry St George Teaford Jr 813 Hancock Drive Americus, GA 31709	145,069	5.73%
National City Bank Trustee FBO Brennan Holdings LLC PO Box 94984 Cleveland, OH 44101	136,239	5.38%
National Financial Services Corporation FBO New Century Alternative Port PO Box 1787 Milwaukee, WI 53201	131,646	5.20%
Diamond Hill Bank & Financial Fund – Class C

	Number of Shares	Percentage of
Name and Address of Owner	Beneficially Owned	Fund Class

MCB Trust Company Custodian FBO Midwest Products Group Retirement 700 17th Street, Ste. 300 Denver, CO 80202	24,455	17.07%

PROPOSAL 2: APPROVAL OF NEW MANAGEMENT AGREEMENT
      On August 18, 2005, the Board unanimously approved, on behalf of the Funds, but subject to shareholder approval, the New Management Agreement between the Trust and the Adviser. The New Management Agreement is included as Exhibit A to this Proxy Statement. The New Management Agreement (i) combines and replaces the five current management agreements between the Trust and the Adviser for each of the Funds and (ii) clarifies existing language to assure that no provision of the New Management Agreement shall be construed to prevent the Trust from paying all or a portion of the compensation and expenses of the Trust’s Chief Compliance Officer. The Board believes that the approval of the New Management Agreement is in the best interests of the shareholders and recommends that you approve the New Management Agreement. The Board is asking for your approval of the New Management Agreement because the Trust may enter into a new advisory agreement only with shareholder approval. A description of how the New Management Agreement differs from the current management agreements is discussed below under “Terms of the Current Management Agreements” and “Terms of the New Management Agreement.”
Terms of the Current Management Agreements
      Currently, the Trust and the Adviser are parties to the following management agreements regarding the Funds (each, a “Management Agreement” and collectively, the “Management Agreements”):
      Small Cap Fund: Management Agreement, dated January 31, 2001.
      Large Cap Fund: First Amended and Restated Management Agreement, dated May 1, 2005.
      Focus Long-Short Fund: Management Agreement, dated August 1, 2000.
      Bank & Financial Fund: Management Agreement, dated May 31, 2004.
      Strategic Income Fund: Management Agreement, dated August 8, 2002.
      The Management Agreements were submitted to shareholders and approved as follows: Small Cap Fund — January 31, 2001; Large Cap Fund — June 29, 2001; Focus Long-Short Fund — June 30, 2000; Bank & Financial Fund — November 30, 2000; and Strategic Income Fund — September 30, 2002.
      The Adviser is the Investment Adviser for each of the Funds. The Adviser is a wholly owned subsidiary of Diamond Hill Investment Group, Inc.
      Under the terms of each Fund’s Management Agreement, the Adviser manages the Fund’s investments. As compensation for management services, the Diamond Hill Small Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill

Focus Long-Short Fund, Diamond Hill Bank & Financial Fund and Diamond Hill Strategic Income Fund are obligated to pay the Adviser fees computed and accrued daily and paid monthly at an annual rate of 0.80%, 0.60%, 0.90%, 1.00% and 0.50%, respectively, of the average daily net assets of the respective Fund. On April 30, 2005, Adviser voluntarily reduced its investment advisory fee on the Diamond Hill Large Cap Fund by ten basis points from 0.70% to 0.60%.
      The Funds paid the following investment management fees to the Adviser for the fiscal year ended December 31, 2004:

	Fiscal Year Ended December 31, 2004

Small Cap Fund	$240,089
Large Cap Fund	$77,832
Focus Long-Short Fund	$329,519
Bank & Financial Fund	$180,394
Strategic Income Fund	$174,188
Short Term Fixed Income Fund	$20,294	(1)

(1)	The Short Term Fixed Income Fund ceased operations on September 14, 2005.
      The Adviser retains the right to use the name “Diamond Hill” in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “Diamond Hill” automatically ceases ninety days after termination of each Management Agreement and may be withdrawn by the Adviser on ninety days written notice.
      The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank were prohibited from continuing to perform all or a part of such services, management of the Funds believes that there would be no material impact on a Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. A Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.
      In connection with their annual review and approval of the Management Agreement of each Fund at a meeting held on May 24, 2005, the Trustees reviewed with the Trust’s counsel the standard of care required of Trustees under Ohio law and the requirements, precedent and customary practice under the 1940 Act, applicable regulations and case law regarding their review and approval of the Trust’s Management Agreements.

      Among other things, the Trustees discussed, on a Fund by Fund basis:

(i) the nature, extent and quality of the services provided by Adviser under the Management Agreements, including review of the Management Agreements themselves, the services provided thereunder, the fee formulae, fees paid, expenses assumed and termination provisions; the Trustees noted the Adviser’s reduction of its investment advisory fees on the Large Cap Fund by ten basis points beginning April 30, 2005; the Trustees also noted the Adviser’s losses (and subsidy of the Funds) under its Third Amended and Restated Administrative, Fund Accounting and Transfer Agency Services Agreement with the Trust (pursuant to which Adviser provides, or arranges for others to provide, certain administrative, fund accounting and transfer agency services to the Funds) for the year ended December 31, 2004, and noted further Adviser’s expectations of breaking even soon under this agreement and Adviser’s reduction of its fees under the agreement on Class A and Class C shares by five basis points, effective April 30, 2005;

(ii) the investment performance of the Funds and Adviser, with the Trustees noting that each Fund’s performance exceeded its benchmark and was in the top quartile when compared to its peer group of funds for recent one and three year periods;

(iii) the costs to the Funds and profits/losses to Adviser and its affiliates relating to Adviser’s relationship with the Funds, including Adviser’s methodology in calculating its profitability, with the Trustees reviewing the Adviser’s profit margins (percentage of net income to gross income) with respect to its Management Agreements with the Trust for the year ended December 31, 2004;

(iv) the extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, with the Trustees noting that at an average Fund net asset level of $36 million, and average Trust complex net asset level of $138 million in 2004, the Trust was still much smaller than is necessary to reach the point where there are economies of scale Adviser reasonably could share with shareholders; and

(v) the reasonableness of the fees, with the Trustees noting that the contract rates under the Management Agreements for four of the five Funds as of March 31, 2005 were at or below the Lipper average and median for similar or peer group funds according to Lipper (the only exception was the Bank & Financial Fund).
      The Trustees also reviewed fee arrangements for a private investment partnership and other unregistered separate accounts, similar to the Funds, managed by Adviser, noting in each case that fees charged by Adviser were not lower than the fees charged by Adviser to the Funds under the Management Agreements.
      The Trustees also reviewed, and took note of the fact that, Adviser’s net operating losses from all operations for the two years ended December 31, 2004 and 2003.
      Having considered (1) the nature, extent and quality of the services provided by Adviser under the Management Agreements, (2) the investment performance of the Funds and Adviser, (3) the costs to the Funds and profits/losses to Adviser and its affiliates relating to Adviser’s relationship with the Funds, (4) the extent to which economies of scale could and should be shared by Adviser with the Funds, and (5) the reasonableness of the fees to Adviser under the Management Agreements, the Trustees, all of whom qualify as Independent Trustees under the 1940 Act, concluded it was appropriate to renew the Management Agreements for another year because performance of each of the Funds over the trailing one and three years has been superior, the advisory fees (contract rate) for four of the five Funds were at or below the Lipper average and median for peer group funds, and with respect to the fifth fund, the Bank & Financial Fund, was not sufficiently out of line with peer group funds based on the Fund’s superior performance, and profitability of Adviser was reasonable.
      At their meeting held on August 18, 2005, the Trustees noted the factors considered and conclusions reached at the May 24, 2005 Board meeting. The Trustees also considered the intention of Proposal 2, which was, in effect, to combine existing investment advisory agreements into one agreement, the New Management Agreement, which was considered a ministerial action, and the addition of language making it clear that the Trust was not foreclosed from paying all or a portion of the compensation and expenses of the recently appointed Chief Compliance Officer (“CCO”) of the Trust should the Trustees elect to do so in the future.
      At the present time there are no plans to ask the Trust to pay any of the compensation and expenses of the Trust’s CCO. However, should the Management Agreement be amended as proposed, the Trustees would not be precluded from doing so in the future.
Terms of the New Management Agreement
      The terms of the New Management Agreement are identical in all material respects to the terms of the existing Management Agreements, except for the language making it clear that the Trust will be able to pay all or a portion of the salary and expenses of the Trust’s Chief Compliance Officer described above.
      THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE NEW MANAGEMENT AGREEMENT.

INDEPENDENT PUBLIC ACCOUNTANTS
Independent Accountant for 2005
      Ernst & Young LLP (“E&Y”) has been selected by the Audit Committee and by the Board of Trustees as the independent accountant to audit the Trust’s financial statements for the fiscal year ending December 31, 2005. E&Y performed the annual audit of the Trust’s financial statements for the fiscal year ended December 31, 2004.
      E&Y does not currently intend to have any representatives present at the Special Meeting, although they will have the opportunity to attend and make a statement if they desire to do so.
Audit and Other Services Fees
      The following table presents the aggregate fees billed to or by the Trust for services performed for the years ended December 31, 2004, and December 31, 2003, respectively, by E&Y:

Fee Category	2004	2003

Audit Fees	$57,600	$50,000
Audit-Related Fees	0	0
Tax Fees	9,600	7,500
All Other Fees	0	0

Total	$67,200	$57,500

Audit Committee’s Pre-Approval Policies and Procedures
      The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services to be provided by its independent accountant. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent accountant and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent accountant in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

FUTURE SHAREHOLDER PROPOSALS
      As a general matter, the Trust does not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of the Trust, you should send such proposal to the Trust at the address set forth on the first page of this Proxy Statement. To be considered for presentation at a meeting of shareholders, the Trust must receive proposals a reasonable time before proxy materials are prepared for the next shareholder meeting. Your proposal also must comply with applicable law. The timely submission of a proposal does not guarantee that the proposal will be included in the Trust’s proxy materials.
OTHER MATTERS
      The Board does not know of any other matters which may come before the Special Meeting. However, if any other matters properly come before the Special Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.
      Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by trustees, officers, and regular employees of the Trust, the Adviser, the Underwriter, the Sub-Administrator, and their respective affiliates or by proxy soliciting firms retained by the Trust. The Adviser (in its capacity as the Trust’s Administrator) will bear the cost of solicitation of proxies and will reimburse banks, brokers, and nominees for their out-or-pocket expenses incurred in sending proxy material to the beneficial owners of shares held by them.

APPENDIX A
New Management Agreement

TO:	Diamond Hill Capital Management, Inc.
375 North Front Street, Suite 300
Columbus, Ohio 43215
Dear Sirs:
      Diamond Hill Funds (the “Trust”) herewith confirms our agreement with you.
      The Trust has been organized to engage in the business of an investment company.
      You have been selected to act as the investment adviser of each of the present and future series of the Trust which is set forth in Exhibit A hereto, as it shall be amended from time to time (together, the “Fund”), and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.
  1. ADVISORY SERVICES
      You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund’s investment objectives and policies. You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board of Trustees of the Trust (“Board”) may from time to time establish. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust and the Fund.
  2. ALLOCATION OF CHARGES AND EXPENSES
      You will pay the compensation and expenses of any persons rendering any services to the Fund who are officers, directors, stockholders or employees of your corporation and will make available, without expense to the Fund, the services of such of your employees as may duly be elected officers or trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law, provided that the foregoing provision shall not be construed to prevent the Trust from paying all or a portion of the compensation and expenses of the Trust’s Chief Compliance Officer. The compensation and expenses of any officers, trustees and employees of the Trust who are not officers, directors, employees or stockholders of your corporation or its affiliates will be paid by the Trust.
      The Trust will be responsible for the payment of all operating expenses of the Trust and the Fund, including the compensation and expenses of all trustees of the Trust who are not interested persons of the Trust (“non-interested trustees”), as defined in the Investment Company Act of 1940, as amended (the “Act”), and of any employees of the Trust and of any other persons rendering any services to the Trust; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Trust in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Trust in connection with the organization and initial registration of shares of the Trust; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Trust; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Trust; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Trust’s current shareholders; the cost of printing or preparing share certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Trust’s shares (including expenses which the Trust is authorized to pay pursuant to Rule 12b-1 under the Act or under any Shareholder Servicing Plan); and all other operating expenses not specifically assumed by you. The Trust will also pay all brokerage fees and commissions, taxes, borrowing costs (such as dividend expense on securities sold short and interest), fees and expenses of the non-interested trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Trust may be a party and indemnification of the Trust’s trustees and officers with respect thereto.
      You may obtain reimbursement from the Trust, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Trust is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.
  3. COMPENSATION OF THE ADVISER
      For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the Trust will pay you a fee at the annual rate calculated as a percentage of the average value of the daily net assets of each Fund, as such fee is set forth on Exhibit A hereto.
      The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Amended and Restated Agreement and Declaration of Trust of the Trust (as the same may be amended from time to time) or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).
  4. EXECUTION OF PURCHASE AND SALE ORDERS
      In connection with purchases or sales of portfolio securities for the account of the Trust, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Trust the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and, so long as is permitted by applicable law, the brokerage and research services provided by the broker or dealer.
      You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized, subject to the provisions of the Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion. You are, subject to the provisions of the Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Trust and you understand and acknowledge that, although the information may be useful to the Trust and you, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.
      Subject to the provisions of the Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Trust, you will act solely as investment counsel for such client and not in any way on behalf of the Trust. Your services to the Trust pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.
  5. LIMITATION OF LIABILITY OF ADVISER
      You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the Act or the rules and regulations thereunder, neither you nor your shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.
      Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

  6. DURATION AND TERMINATION OF THIS AGREEMENT
      This Agreement shall take effect on the date of its execution, and shall remain in force until May 31, 2006, and from year to year thereafter, subject to annual approval by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Trust, provided that in either event continuance is also approved by a majority of the trustees who are not interested persons of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.
      This Agreement may, on sixty days written notice, be terminated with respect to the Trust, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Trust, or by you. This Agreement shall automatically terminate in the event of its assignment.
  7. USE OF NAME
      The Trust and you acknowledge that all rights to the name “Diamond Hill” or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in its name, in the name of any of the Funds or in the name of any class of shares. In the event you cease to be the adviser to the Trust, the Trust’s right to the use of the name “Diamond Hill” shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name “Diamond Hill” in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.
  8. AMENDMENT OF THIS AGREEMENT
      No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.
  9. LIMITATION OF LIABILITY TO TRUST PROPERTY
      The term “Diamond Hill Funds” means and refers to the Trustees from time to time serving under the Trust’s Amended and Restated Agreement and

Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Trust and signed by officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Amended and Restated Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio.
  10. SEVERABILITY
      In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.
  11. QUESTIONS OF INTERPRETATION
      (a) This Agreement shall be governed by the laws of the State of Ohio.
      (b) For the purpose of this Agreement, the terms “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
      (c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

  12. NOTICES
      Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 375 North Front Street, Suite 300, Columbus, Ohio 43215, and your address for this purpose shall be 375 North Front Street, Suite 300, Columbus, Ohio 43215.
  13. COUNTERPARTS
      This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
  14. BINDING EFFECT
      Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.
  15. CAPTIONS
      The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon (subject to shareholder approval) this letter shall become a binding contract upon the date thereof.

Yours very truly,
Diamond Hill Funds

Dated as of: August 18, 2005	By: /s/ James F. Laird

James F. Laird President
ACCEPTANCE
      The foregoing Agreement is hereby accepted.

Diamond Hill Capital Management, Inc.

Dated as of: August 18, 2005	By: /s/ R.H. Dillon

R. H. Dillon President

Exhibit A
to Management Agreement
between
Diamond Hill Funds
and
Diamond Hill Capital Management, Inc.

Series	Compensation

Diamond Hill Focus Long-Short Fund	0.90% of series’ average daily net assets
Diamond Hill Bank & Financial Fund	1.00% of series’ average daily net assets
Diamond Hill Small Cap Fund	0.80% of series’ average daily net assets
Diamond Hill Large Cap Fund	0.60% of series’ average daily net assets
Diamond Hill Strategic Income Fund	0.50% of series’ average daily net assets

Diamond Hill Funds

Dated as of: August 18, 2005	By: /s/ James F. Laird

James F. Laird President
Diamond Hill Capital Management, Inc.

Dated as of: August 18, 2005	By: /s/ R.H. Dillon

R. H. Dillon President

DIAMOND HILL FUNDS
SPECIAL MEETING OF SHAREHOLDERS
This Proxy is Solicited on Behalf of the
Board of Trustees of Diamond Hill Funds
     The undersigned hereby appoints Gary R. Young, and in the event he is unable to so act, James F. Laird, and any one or more of them, proxies, with full power of substitution, to represent and vote all shares (the “Shares”), of Diamond Hill Funds (the “Trust”), consisting of the Diamond Hill Small Cap Fund, the Diamond Hill Large Cap Fund, the Diamond Hill Focus Long-Short Fund, the Diamond Hill Bank & Financial Fund and the Diamond Hill Strategic Income Fund (each a “Fund” and collectively, the “Funds”), which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the Trust’s principal executive offices located at 375 North Front Street, Suite 300, Columbus, Ohio 43215, on Monday, November 7, 2005, at 10:00 a.m., local time, and at any and all adjournments thereof, as specified in this Proxy.
Proposal 1 – Election of the following nominees as Trustees:

FOR all Nominees ☐	WITHHELD for all Nominees ☐
(except as marked to the contrary)

     To withhold authority to vote for any individual nominee(s) print the names in the space below

Proposal 2 – Approval of the New Management Agreement.

☐ For	☐ Against	☐ Abstain
In addition, the named proxies are authorized to vote, in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.
The Shares represented by this Proxy will be voted upon the proposals listed above in accordance with the instructions given by the undersigned, but if this Proxy is signed and returned and no instructions are given, this Proxy will be voted FOR the election of all nominees set forth in Proposal 1, FOR Proposal 2 and, in the discretion of the proxies on any other matter which properly comes before the Annual Meeting or any adjournment thereof.
☐ I PLAN TO ATTEND MEETING
Please mark, date and sign as your name appears below and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name by a duly authorized officer. If shares are held jointly, each
shareholder named should sign.

Date:	Signature

Signature